Exhibit 99.1

Artius Announces Effectiveness of Registration Statement and Extraordinary General Meeting Date for Proposed Business Combination with Origin Materials

•	Extraordinary General Meeting of Artius’s shareholders to approve the proposed business combination with Origin Materials to be held on June 23, 2021.

•	Following closing, combined company stock and warrants are expected to trade under the ticker symbols “ORGN” and “ORGNW”, respectively.

•

Artius’s shareholders as of May 19, 2021 are encouraged to submit their votes promptly. Shareholders with questions on how to vote should contact Morrow Sodali LLC at AACQ.info@investor.morrowsodali.com.

New York, NY – May 27, 2021 – Artius Acquisition Inc. (“Artius”) (Nasdaq: AACQU, AACQ, AACQW) announced today that the U.S. Securities and Exchange Commission (the “SEC”) has declared effective its Registration Statement on Form S-4 (as amended, the “Registration Statement”), filed in connection with the previously announced proposed business combination with Origin Materials, Inc. (“Origin Materials”).

An extraordinary general meeting of Artius shareholders to approve, among other things, the proposed business combination will be held at the offices of Cleary Gottlieb Steen & Hamilton LLP, located at One Liberty Plaza, New York, NY 10006 and in virtual format at https://www.cstproxy.com/artiusacquisition/sm2021 on June 23, 2021 at 10:00 a.m. Eastern Time. Artius also announced today that it has filed with the SEC a definitive proxy statement/prospectus relating to the extraordinary general meeting and expects to commence mailing to its shareholders of record as of the close of business on May 19, 2021 (the “Record Date”) on or about June 1, 2021.

“We are excited to reach this important step in the transaction process, and with the approval from Artius shareholders, look forward to successfully completing the proposed business combination with Origin Materials as the company scales its disruptive platform technology and decarbonizes the materials industry supply chain,” said Boon Sim, Co-Founder and Chief Executive Officer of Artius.

Rich Riley, Co-Chief Executive Officer of Origin Materials added, “Our mission is to provide carbon-negative material solutions in a world fast transitioning to net zero carbon. We have made significant commercial progress since announcing the transaction with Artius, entering new markets and geographies, with our customer demand nearly doubling to $1.9 billion, comprised of offtake agreements (including customer options) and capacity reservations. With the capital raised, we expect to scale up to begin to meet the estimated $1 trillion addressable market that is at the early stages of transitioning from petroleum feedstocks to non-food, renewable feedstocks.”

Artius Shareholder Vote

Shareholders who own shares of Artius as of the Record Date should submit their vote promptly and no later than 11:59 p.m. Eastern Time on June 22, 2021. Artius shareholders who need assistance in completing the proxy card, need additional copies of the proxy materials, or have questions regarding the extraordinary general meeting may contact Artius’s proxy solicitor, Morrow Sodali LLC, by telephone at (800) 662-5200 or (203) 658-9400 or by email at AACQ.info@investor.morrowsodali.com.

The proxy statement/prospectus is also available on Artius’s website at https://www.cstproxy.com/artiusacquisition/sm2021/smproxy, as well as www.sec.gov. Artius shareholders are encouraged to read the definitive proxy statement/prospectus as it contains important information about the proposed transaction, including, among other things, the reasons for Artius’s board of directors’ unanimous recommendation that the shareholders of Artius vote “FOR” the proposed business combination and the other shareholder proposals set forth in the proxy statement/prospectus as well as the background of the process that led to the proposed business combination with Origin Materials. The proposed business combination is expected to close on or about June 24, 2021, subject to receipt of Artius shareholder approval and satisfaction of other customary closing conditions. Following completion of the proposed business combination, Origin Materials will retain its experienced management team. John Bissell and Rich Riley will continue to serve as Co-CEOs and Nate Whaley will continue to serve as CFO. Kathleen B. Fish, former Chief Research, Development and Innovation Officer of Procter & Gamble, Benno O. Dorer, former CEO and Chairman of the Clorox Company, and Pia Heidenmark Cook, Chief Sustainability Officer at Ingka Group (IKEA), will join John Bissell, Rich Riley, Boon Sim, Charles Drucker, Karen Richardson, and William Harvey on Origin Materials’ board of directors.

About Origin Materials

Headquartered in West Sacramento, Origin Materials is the world’s leading carbon negative materials company. Origin Materials’ mission is to enable the world’s transition to sustainable materials. Over the past 10 years, Origin Materials has developed a platform for turning the carbon found in non-food biomass into useful materials, while capturing carbon in the process. Origin Materials’ patented drop-in core technology, economics and carbon impact are supported by a growing list of major global customers and investors. Origin Materials’ first commercial plant is expected to be operational by the end of 2022 with a second commercial plant expected to be operational in 2025 and plans for additional expansion over the next decade.

About Artius Acquisition Corp.

Artius is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Artius was co-founded by Charles Drucker, the former CEO of WorldPay, Inc., a leading payments company, and its predecessor company, Vantiv. Inc., and Boon Sim, the Founder and Managing Partner of Artius Capital Partners LLC. For more information, visit https://www.artiuscapital.com/acquisition.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination transaction, Artius filed the Registration Statement, which includes a proxy statement to be distributed to holders of Artius’s ordinary shares in connection with Artius’s solicitation of proxies for the vote by Artius’s shareholders with respect to the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Artius’s shareholders and Origin Materials’ stockholders in connection with the proposed transaction. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Artius, Origin Materials and the proposed transaction. The documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov. Free copies of these documents may also be obtained from Artius by directing a request to: Artius Management LLC, 3 Columbus Circle, Suite 2215, New York, New York 10019.

Cautionary Note on Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws, including with respect to the proposed transaction between Origin Materials and Artius. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Origin Materials’ business strategy, estimated total addressable market, commercial and operating plans, product development plans and projected financial information. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Origin Materials and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Origin Materials and Artius. These forward-looking statements are subject to a number of risks and uncertainties, including that Origin Materials may be unable to successfully commercialize its products; the effects of competition on Origin Materials’ business; the uncertainty of the projected financial information with respect to Origin Materials; disruptions and other impacts to Origin Materials’ business as a result of the COVID-19 pandemic and other global health or economic crises; changes in customer demand; Origin Materials and Artius may be unable to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals may not obtained, may be delayed or may be subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination, or that the approval of the shareholders of Artius or stockholders of Origin Materials may not be obtained; failure to realize the anticipated benefits of the business combination; the amount of redemption requests made by Artius’s shareholders, and those factors discussed in the Registration Statement under the heading “Risk Factors,” and other documents Artius has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Artius and Origin Materials presently do not know, or that Artius and Origin Materials currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Artius’s and Origin Materials’ expectations, plans, or forecasts of future events and views as of the date of this press release. Artius and Origin Materials anticipate that subsequent events and developments will cause its assessments to change. However, while Artius and Origin Materials may elect to update these forward-looking statements at some point in the future, Artius and Origin Materials specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Artius’s and Origin Materials’ assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

Artius, Origin Materials and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from Artius’s shareholders in connection with the proposed business combination. Information about Artius’s directors and executive officers and their ownership of Artius’s securities is set forth in the Registration Statement described above. Additional information regarding the interests of those persons who may be deemed participants in the solicitation of proxies in connection with the proposed transaction is set forth in the definitive proxy statement/prospectus.

Contact Information

For Origin Materials

Investors:

ir@originmaterials.com

Media:

media@originmaterials.com

For Artius Acquisition

Jason Ozone

jason@artiuscapital.com

+1-212-309-7668

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